Exhibit 32.1

CERTIFICATION PURSUANT

Section 1350 Certification

In connection with the quarterly report of Dixie Foods International, Inc. (the “Company”) on Form 10-Q for the period February 28, 2014 as filed with the Securities and Exchange Commission (the “Report”), I, Robert E. Jordan, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/: Robert E. Jordan

Robert E. Jordan

President, Principal executive officer and principal accounting officer

April 2, 2014